FACILITY SUBLEASE

                                     BETWEEN

                      LYRIC HEALTH CARE HOLDINGS III, INC.

                                       AND

                               [INSERT SUBSIDIARY]

                            DATED AS OF JUNE 23, 1998



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                                FACILITY SUBLEASE

     THIS FACILITY SUBLEASE ("Sublease") is dated as of June 23, 1998 and is entered into between LYRIC HEALTH CARE HOLDINGS III, INC., the address of which is 10065 Red Run Boulevard, Owings Mills, Maryland 21117 ("Sublessor"), and [INSERT SUBSIDIARY], the address of which is 10065 Red Run Boulevard, Owings Mills, Maryland 21117 ("Sublessee").

                                    RECITALS

     A. Capitalized terms used and not otherwise defined herein have the respective meanings given them in the Master Lease, dated as of June 23, 1998 between Monarch Properties, LP ("Monarch") and Sublessor.

     B. Sublessee has sold to Monarch a health care Facility located on the Land described on Exhibit A hereto, and Monarch has leased such Facility and the related Land, Leased Improvements, Related Rights and Sublessor's Personal Property (the "Subleased Property") to Sublessor pursuant to the Master Lease.

     C. Sublessor now wishes to sublease to Sublessee, and Sublessee wishes to sublease from Sublessor, the Subleased Property on the following terms and conditions:

                                    ARTICLE I

     1.01 Sublease. Upon and subject to the terms and conditions hereinafter set forth, and subject to the terms and conditions of the Master Lease, Sublessor subleases to Sublessee the Subleased Property.

     1.02 Term. The term of this Sublease shall commence on the Commencement Date and end on the Expiration Date, subject to (a) the automatic renewal hereof if the Master Lease is renewed as provided in Article II of the Master Lease and
(b)  Sublessor's  right to  terminate  this  Sublease  pursuant to Section  2.04 hereof.

     1.03 Base Rent. For the first Lease Year, the Base Rent for the Subleased Property shall be [Insert Amount] ($__________) Dollars, and for each Lease Year thereafter, the Base Rent for the Subleased Property shall be equal to the sum of such Base Rent for the preceding Lease Year plus the product of (a) such Base Rent for the preceding Lease Year multiplied by (b) the lower of (i) twice the percentage increase in the Cost of Living Index from the last

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month of the  preceding  Lease  Year to the  last  month  of the  Lease  Year in question and (ii) three percent (3%).

                                   ARTICLE II

     2.01 Subordination to Master Lease. This Sublease is and shall at all times be subject and subordinate to the Master Lease, and notwithstanding anything elsewhere herein to the contrary, upon the expiration or earlier termination of the Master Lease this Sublease shall automatically and simultaneously terminate.

     2.02 Incorporation of Terms of Master Lease. In addition to the terms and conditions set forth herein, and except as expressly modified herein, the terms, conditions and respective obligations of Sublessor and Sublessee to each other under this Sublease shall be the terms, conditions and respective obligations of Lessor and Lessee to each other under the Master Lease, which terms, conditions and obligations are hereby incorporated herein. Therefore, for purposes of this Sublease, wherever in the Master Lease the word "Lessor" is used, it shall be deemed to mean and refer to the Sublessor herein, wherever in the Master Lease the word "Lessee" is used, it shall be deemed to mean and refer to the Sublessee herein, and wherever in the Master Lease the words "Facility," "Land," "Leased Improvements," "Leased Property," "Related Rights," and "Lessor's Personal Property" are used, they shall be deemed to mean and refer to the Subleased Property and the components thereof.

     2.03  Assumption  by  Sublessee.  During  the  term of this  Sublease,  and thereafter with respect to obligations which have arisen prior to the termination or expiration of the term of this Sublease, Sublessee expressly assumes and agrees to pay, perform and comply with for the benefit of Sublessor and the Lessor under the Master Lease each and every payment and performance obligation under the Master Lease with respect to Sublessee and the Subleased Property.

     2.04 Event of Default. Any Event of Default under the Master Lease shall constitute an Event of Default under this Sublease, and upon the occurrence of any Event of Default under the Master Lease, Sublessor shall have with respect to Sublessee and the Subleased Property all of the remedies afforded the Lessor with respect to the Lessee and the Leased Property under the Master Lease.

     2.05 Notices. Except as required by law for the posting of notices, all notices, requests, demands and other communications hereunder must be in writing and shall be personally served or mailed (by registered or certified mail, return receipt requested and postage prepaid), or delivered by a national overnight delivery service such as Federal Express or D.H.L. addressed to the respective parties as follows:

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         If to Sublessor:           Lyric Health Care Holdings III, Inc.
                                    10065 Red Run Boulevard
                                    Owings Mills, Maryland  21117
                                    Attn:            Daniel J. Booth
                                    Copy:            Marshall A. Elkins, Esq.
                                    Telephone No.:  (410) 998-8768
                                    Facsimile No.:  (410) 998-8695

         If to Sublessee:                   [Insert Subsidiary]
                                    10065 Red Run Boulevard
                                    Owings Mills, Maryland  21117
                                    Attn:            Daniel J. Booth
                                    Copy:            Marshall A. Elkins, Esq.
                                    Telephone No.:  (410) 998-8768
                                    Facsimile No.:  (410) 998-8695

     Any such mailing, delivery or other permitted service shall be deemed to be complete on the day of the confirmed receipt or refusal thereof.

     2.06 Miscellaneous. This Section supplements (and is not intended to limit)
Section 2.02 hereof.

     2.06.1 Survival, Choice of law. Anything contained in this Sublease to the contrary notwithstanding, all claims against, and liabilities of, Sublessee or Sublessor arising prior to any date of termination of this Sublease shall survive such termination. If any late charges provided for in any provision of this Sublease are based upon a rate in excess of the maximum rate permitted by applicable law, the parties agree that such charges shall be fixed at the maximum permissible rate. All the terms and provisions of this Sublease shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns. The headings in this Sublease are for convenience of reference only and shall not limit or otherwise affect the meaning hereof. This Sublease shall be governed by and construed in accordance with the laws of New York, except as to matters which under the laws of a state, or under applicable procedural conflicts of laws rules, require the application of laws of the state.

     SUBLESSEE CONSENTS TO IN PERSONAM JURISDICTION BEFORE THE STATE AND FEDERAL COURTS OF THE STATES OF NEW YORK AND THE STATE IN WHICH THE SUBLEASED PROPERTY SUBLEASED BY IT IS LOCATED, AND AGREES THAT ALL DISPUTES CONCERNING THIS AGREEMENT BE HEARD IN THE STATE AND FEDERAL COURTS LOCATED IN THE STATE OF NEW YORK OR THE STATE IN WHICH THE SUBLEASED PROPERTY SUBLEASED BY IT IS LOCATED. SUBLESSEE AGREES THAT SERVICE OF PROCESS MAY BE EFFECTED UPON IT UNDER ANY METHOD PERMISSIBLE UNDER THE LAWS OF THE STATE OF NEW YORK OR THE STATE IN WHICH THE SUBLEASED PROPERTY

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SUBLEASED BY IT IS LOCATED AND IRREVOCABLY  WAIVES ANY OBJECTION TO VENUE IN THE
STATE AND FEDERAL COURTS OF THE STATE OF NEW YORK OR THE STATE IN WHICH THE SUBLEASED PROPERTY LEASED BY IT IS LOCATED.

     2.06.2   Counterparts.   This   Sublease   may  be   executed  in  separate
counterparts, each of which shall be considered as original when each party has executed and delivered to the other one or more copies of this Sublease.

     2.06.3 Entire Agreement. There are no oral or written agreements or representations between the parties hereto affecting this Sublease. This Sublease supersedes and cancels any and all previous negotiations, arrangements, representations, brochures, agreements and understandings, if any, between Sublessor and Sublessee.

     2.06.4 Amendments in Writing. Neither this Sublease nor any provision hereof may be changed, waived, discharged or terminated except by an instrument in writing signed by Sublessor and Sublessee

     2.06.5 Severability. If any provision of this Sublease or the application of such provision to any person, entity or circumstance is found invalid or unenforceable by a court of competent jurisdiction, such determination shall not affect the other provisions of this Sublease and all other provisions of this Sublease shall be deemed valid and enforceable.

     2.06.6 Successors. All rights and obligations of Sublessor and Sublessee under this Sublease shall extent to and bind the respective heirs, executors administrators and the permitted concessionaires, successors, subtenants and assignees of the parties.

                             SIGNATURE PAGE FOLLOWS


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     IN WITNESS  WHEREOF,  the parties have executed  this Facility  Sublease by their duly authorized signing officers as of the day and year first above written.

                                    LYRIC HEALTH CARE HOLDINGS III, INC.

                                    By:
                                       -----------------------------------------
                                    Name:    Daniel J. Booth
                                         ---------------------------------------
                                    Title:   Senior Vice President
                                          --------------------------------------

                                   [INSERT SUBSIDIARY]

                                    By:
                                       -----------------------------------------
                                    Name:    Daniel J. Booth
                                         ---------------------------------------
                                    Title:   Senior Vice President
                                          --------------------------------------



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